EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Prospectus dated January 1, 2016

1.

The following replaces “Fees and Expenses of the Fund” under “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 15 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R
Management Fees(2)	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.34%	2.10%	2.09%	1.09%	1.59%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and Worldwide Health Sciences Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

“Management Fees” reflect a reduction in fees pursuant to a new investment advisory agreement effective July 1, 2016, and “Management Fees” have been restated to reflect the fees as if the Portfolio’s new agreement was in effect for the Fund’s fiscal year ended August 31, 2015.  A performance fee adjustment increased the effective rate of the asset-based investment advisory fee of 0.68% by 0.11% for the most recent fiscal year ended August 31, 2015.  See page 10 of the Fund's Prospectus for more information about the calculation of the performance fee adjustment.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$975	$1,267	$2,095	$704	$975	$1,267	$2,095
Class B shares	$713	$1,058	$1,329	$2,237	$213	$658	$1,129	$2,237
Class C shares	$312	$655	$1,124	$2,421	$212	$655	$1,124	$2,421
Class I shares	$111	$347	$601	$1,329	$111	$347	$601	$1,329
Class R shares	$162	$502	$866	$1,889	$162	$502	$866	$1,889

2.

The following replaces “Management” under “Fund Summary”:

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Investment Sub-Advisers

Eaton Vance Management (International) Limited (“EVMI”).

OrbiMed Advisors LLC (“OrbiMed”).

Portfolio Managers

Jason Kritzer, CFA, Vice President of Eaton Vance, has managed the Fund since July 2016.

Samantha Pandolfi, CFA, Vice President of EVMI, has managed the Fund since July 2016.

3.

The following replaces “Management and Organization”:

Management.  Eaton Vance Management (“Eaton Vance”), Two International Place, Boston, MA  02110, serves as the investment adviser and manages the Portfolio investments.  Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. and has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $325 billion on behalf of mutual funds, institutional clients and individuals.  Pursuant to a sub-advisory agreement, Eaton Vance has delegated a portion of the investment management of the Portfolio to Eaton Vance Management (International) Limited (“EVMI”), 125 Old Broad Street, London, United Kingdom, EC2N 1AR, a registered investment adviser.  Pursuant to a research support agreement, Eaton Vance has engaged OrbiMed Advisors LLC (“OrbiMed”), a registered investment adviser, 601 Lexington Avenue, 54th Floor, New York, NY 10022-4629, as an investment sub-adviser to the Portfolio providing research services to Eaton Vance with respect to the Portfolio’s investment program.  Eaton Vance pays EVMI and OrbiMed a portion of its advisory fee for sub-advisory services provided to the Portfolio.

Effective July 1, 2016, Eaton Vance receives a monthly asset-based investment advisory fee from the Portfolio as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.775%
$500 million but less than $1 billion	0.690%
$1 billion but less than $1.5 billion	0.620%
$1.5 billion but less than $2 billion	0.560%
$2 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.480%

Effective July 1, 2016, Eaton Vance has contractually agreed to reimburse expenses to the extent they exceed 1.25% for Class A shares, 2.00% for Class B and Class C shares, 1.00% for Class I shares and 1.50% for Class R shares of the Fund, before the application of the performance adjustment to the investment advisory fee.  The expense reimbursement continues in effect through December 31, 2017.

Prior to July 1, 2016, OrbiMed served as investment adviser to the Portfolio and received a monthly asset-based investment advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.50%
$500 million but less than $1 billion	0.47%
$1 billion but less than $1.5 billion	0.43%
$1.5 billion but less than $2 billion	0.40%
$2 billion but less than $2.5 billion	0.37%
$2.5 billion and over	0.33%

Effective July 1, 2016, Eaton Vance may receive a performance-based upward or downward adjustment to the asset-based investment advisory fee of up to 0.15% (annually) of the average daily net assets of the Portfolio during the performance measurement period depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period.

Prior to July 1, 2016, OrbiMed was entitled to the entire performance adjustment.  For the first three years of the term of the research support agreement with OrbiMed, Eaton Vance will pay to OrbiMed a portion of the performance adjustment paid to Eaton Vance under the advisory agreement.  For the fiscal year ended August 31, 2015, the annual effective rate of the investment advisory fee, including the upward performance adjustment, based on average daily net assets of the Portfolio was 0.57%.

The Fund’s annual report covering the fiscal period ended August 31 provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory and sub-advisory agreements.

The Portfolio is managed by Jason Kritzer and Samantha Pandolfi.  Mr. Kritzer has served as a portfolio manager since July 2016 and is a Vice President of Eaton Vance.  Prior to joining Eaton Vance in 2012, Mr. Kritzer was a director and equity analyst at BlackRock Investments covering healthcare industries since 2006.  Ms. Pandolfi has served as a portfolio manager since July 2016 and is a Vice President of EVMI.  Prior to joining EVMI in November 2015, Ms. Pandolfi was a portfolio manager and Research Analyst with Goldman Sachs Asset Management over her fifteen year tenure (2000-2015).

The Statement of Additional Information provides additional information about the portfolio managers, including information about compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of Fund shares.

Pursuant to an Amended and Restated Administrative Services Agreement, Eaton Vance receives a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets.  For the fiscal year ended August 31, 2015, the administration fee amounted to 0.15% of the average daily net assets of the Fund.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

August 9, 2016	22764 8.9.16

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